UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-22384

Nile Capital Investment Trust

(Exact name of registrant as specified in charter)

116 Village Blvd.

 Princeton, NJ 08540

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

450 Wireless Blvd., Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

3/31

Date of reporting period: 3/31/12

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Nile Pan Africa Fund

Annual Report

March 31, 2012

Investor Information: 1-877-68-AFRICA (1-877-682-3742)

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.  Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of Nile Pan Africa Fund.  Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

Nile Pan Africa Fund (NAFAX) 2012 Annual Newsletter

Nile Capital Management is pleased to announce its 2012 fiscal year performance update for the Nile Pan Africa Fund (Symbol: NAFAX), an actively managed mutual fund that focuses exclusively on the continent of Africa.

Fund Overview

In its second full year, the Nile Pan Africa Fund fell 1.68%.  During the same time period, the MSCI Emerging Markets Index fell 8.81%, the MSCI Frontier Markets Index fell 9.28%, the Dow Jones Africa 50 Titans Index fell 7.78% and the S&P 500 Total Return Index rose 8.54%.

From the Fund’s inception date through March 31, 2012, the Nile Pan Africa Fund has risen 8.22% annualized. During the same time period, the MSCI Emerging Markets Index increased 4.26%, the MSCI Frontier Markets Index decreased 2.43%, the Dow Jones Africa 50 Titans Index rose 0.07%, and the S&P 500 Total Return Index increased 11.41% annualized.

The Fund continued to show low monthly correlation to the S&P 500 (0.79 since inception) as well as the MSCI Frontier Markets Index (0.59) potentially making it a strong addition to a globally diversified portfolio.  From an allocation standpoint, adding a low-correlation asset to a portfolio has the potential to smooth the volatility of returns.  On that basis we believe that investors may find an allocation to Africa to be a compelling opportunity.  For more information, please contact us to request a copy of our white paper “Africa Investing: The Benefits of a Diverse Continent.”

Global markets have seen a good deal of volatility over the past twelve months, as uncertainty over the political climate in many Emerging markets, the debt ceiling in the United States, and especially the fiscal condition of the European Union challenged investors’ confidence.  However, despite these challenges, economic growth across the continent of Africa remained favorable in 2011 – a trend which is expected to continue.  In addition, while Emerging markets as a whole have underperformed relative to the S&P over the past twelve months, we believe that long term investors should continue to focus on a global allocation which captures the expected growth of the world’s emerging economies.

What Worked, What Did Not

Over the past twelve months the Nile Pan Africa Fund has seen particularly strong performance from the oil and gas sector, and from its holdings in South Africa.

In oil and gas, Cove Energy, a mineral exploration firm with operations in south and eastern Africa had performed particularly well, rising 125% from March 2011 through March 2012 as a result of bidding activity.  In addition, exploration and production firm Afren PLC showed strong results after reporting a successful upgrade to its Nigerian oil resources.

From a country perspective our holdings in South Africa most significantly contributed to the Fund’s favorable performance, despite currency headwinds.  To many investors South Africa is viewed as the gateway to the rest of Sub-Saharan Africa, and the Johannesburg exchange is by far the largest on the Continent.  In fact, South Africa was in 2011 invited for the first time to a meeting of the leadership of the ‘BRIC’ countries (Brazil, Russia, India, China).  However, we view many of the most compelling opportunities in South Africa to be those firms that are seeking to capture the growth of the remainder of Sub-Saharan Africa as well, and particularly seek innovative firms that are well positioned to take that next step.

On the other hand, our holdings in the Materials and Financial sector were the weakest holdings in the portfolio.  However we continue to feel that many names in the Financial sector in particular are trading at compelling valuations, and that many of these names are core holdings which will benefit from further economic growth across the Continent.

From a country perspective, our holdings in Nigeria faced the most significant headwinds this year.  However, despite recent market performance we remain bullish about the long term success and importance of Nigeria’s market.  In the past year Nigeria successfully completed an election and passed a number of key reforms which we believe speak favorably for the governance process, as well as economic growth.  Nigeria also has the largest population in Africa by far (a key potential consumer demographic), and substantial natural resource reserves to support government spending and infrastructure development.

Of note, we received a number of questions this year about our investments in Egypt, and our thoughts on the situation there going forward.  While we continue to be cautious in the short term, we view the political transition that the country is going through to be a likely positive over the longer term, and will continue to monitor the situation closely.  We should add that while our holdings in Egypt did contribute some weakness, it was relatively minor.  While nobody could have predicted the political turmoil that Egypt saw this year, this is in fact an excellent example of the benefit of active selection.  For more information, please request a copy of our White Paper “How Active Managers can Maximize Opportunities in Africa.”

Outlook

Going forward, we expect the underlying factors contributing to Africa’s growth to persist, and will continue emphasizing our focus on three key investment themes: natural resources, infrastructure development, and growth of the consumer market.  As investors continue to discover the growth long term potential and investment opportunity which Africa presents, we believe that they may be rewarded.

Over time, regardless of short term weakness or strength we believe that the economic and political developments in many of Africa’s nations will continue to drive interest in many of Africa’s markets.  In fact, according to a January 2012 report by the World Bank over the course of 2011 growth across Sub-Saharan Africa remained strong, rising from 4.8% in 2010 to 4.9% in 2011.  In addition, the World Bank noted that “excluding South Africa, which accounts for over a third of the region’s GDP, growth in the rest of the region was even stronger at 5.9 percent in 2011, making it one of the fastest growing developing regions in the world. Indeed, a third of countries in the region grew by at least 6 percent, and another 40 percent posted growth rates of 4-6 percent.”  Given that the World Bank estimates that growth for Sub-Saharan Africa as a whole will rise to 5.3% in 2012, and 5.6% in 2013, we believe that a long term investor should find it attractive to allocate a portion of his or her portfolio to the region. 1

1 The World Bank.  “Global Economic Prospects: Uncertainties and Vulnerabilities (Regional Summary: Sub-Saharan Africa).”   January 2012.  http://siteresources.worldbank.org/INTPROSPECTS/Resources/334934-1322593305595/8287139-1326374900917/SSARegionalSummary_GEPJan2012_Eng.pdf

Moreover, in addition to strong expectations for Africa’s economic growth, we also believe that Africa is a compelling investment opportunity from a valuation standpoint.  In particular, we believe that many of the frontier markets of sub-Saharan Africa have yet to be understood by the greater part of the investment community, thus prices on the frontier remain attractive. However, as interest in Africa continues to grow, we expect investment across its frontier markets to increase, and for valuations to become more in line with other Emerging markets.  For example, in our most recent White Paper “Digging Deeper Into Valuations in Africa” we use the banking sector to demonstrate the valuations we are seeing in Africa’s frontier, which are to us extremely attractive relative to other Emerging markets.

We would like to thank you for the opportunity to manage your investment, and for your consideration.  As always, we encourage you to contact us at info@nilecapital.com or (646) 367-2820 should you have any questions.

Thank you,

Larry Seruma

Portfolio Manager

Nile Pan Africa Fund

Nile Pan Africa Fund (NAFAX) First Quarter 2012 Performance

As of March 31, 2012.  Inception Date is April 28, 2010.

Fund Name	1 Year	Since Inception
Nile Pan Africa Fund (NAFAX) Without Load	-1.68%	8.22%
Nile Pan Africa Fund (NAFAX) With Load	-7.31%	4.94%
Dow Jones Africa Titans 50 Index	-7.78%	0.07%
MSCI Emerging Markets Index	-8.81%	4.26%
MSCI Frontier Markets Index	-9.28%	-2.43%
S&P 500 Total Return	8.54%	11.41%

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above.  The maximum sales charge for Class A Shares is 5.75%. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 9.85% for Class A shares. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the fund, at least until July 31, 2012, to ensure that the Total Annual Fund Operating Expenses After Fee Waiver (exclusive of any acquired fund fees and expenses, borrowing costs, taxes and extraordinary expenses) will not exceed 2.50% for Class A subject to possible recoupment from the Fund in future years. Please review the Fund’s prospectus for more detail on the expense waiver. Results shown reflect the waiver, without which the results could have been lower. A Fund's performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For performance information current to the most recent month-end, please call toll-free 1-877-68-AFRICA.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Nile Pan Africa Fund. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling 1-877-68-AFRICA. The prospectus should be read carefully before investing. The Nile Pan Africa Fund is distributed by Northern Lights Distributors, LLC member FINRA. Nile Capital Management, LLC is not affiliated with Northern Lights Distributors, LLC.

Mutual Funds involve risk, including possible loss of principal.  Because the Fund will invest the majority of its assets in African companies, it is highly dependent on the state of the African economy and the financial prospects of specific African companies.  Certain African markets are in only the earliest stages of development and may experience political and economic instability, capital market restrictions, unstable governments, weaker economies and less developed legal systems with fewer security holder rights.  Adverse changes in currency exchange rates may erode or reverse any potential gains from the Fund’s investments. ETF’s are subject to specific risks, depending on the nature of the underlying strategy of the fund. These risks could include liquidity risk, sector risk, as well as risks associated with fixed income securities, real estate investments, and commodities, to name a few. Non-diversification risk, as the Funds are more vulnerable to events affecting a single issuer. Investments in underlying funds that own small and mid-capitalization companies may be more vulnerable than larger, more established organizations.

Dow Jones Africa Titans 50 Index: Measures the stock performance of 50 leading companies that are headquartered or generate the majority of their revenues in Africa. Stocks are selected to the index by float-adjusted market capitalization, subject to screens for size and liquidity.

Correlation: Measures how closely the investment tracks an index.

The S&P 500 Index: An unmanaged composite of 500 large capitalization companies.  The index is widely used by professional investors as a performance benchmark for large-cap stocks.

The MSCI Frontier Markets Index: A market-capitalization weighted index of frontier market country indices.

The MSCI Emerging Markets Index: A market-capitalization weighted index of emerging market country indices.

You cannot invest directly in an index.

0807-NLD-5/29/2012

Nile Pan Africa Fund
PERFORMANCE OF A $10,000 INVESTMENT (Unaudited)
Since Inception through March 31, 2012

The Fund's performance figures* for the year ended March 31, 2012, as compared to its benchmark:

	One Year	Since Inception *
Nile Pan Africa Fund
Class A - Without Sales Load	(1.68)%	8.22%
Class A - With Sales Load **	(7.31)%	4.94%
Class C	(2.49)%	7.33%
Institutional Class	(1.52)%	(0.55)%
MSCI Frontier Markets Index (Since 4/28/10 - Class A and Class C)	(9.28)%	(2.43)%
MSCI Frontier Markets Index (Since 11/3/10 - Institutional Class)	(9.28)%	(8.32)%

Comparison of the Change in Value of a $10,000 Investment

* Class A and Class C Shares commenced operations on April 28, 2010. Institutional Class Shares commenced operations on November 3, 2010.
** Adjusted for initial maximum sales charge of 5.75%.

The MSCI Frontier Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of frontier markets. The MSCI Frontier Markets Index consists of the following 26 frontier market country indices: Argentina, Bahrain, Bangladesh, Bulgaria, Croatia, Estonia, Jordan, Kenya, Kuwait, Lebanon, Lithuania, Kazakhstan, Mauritius, Nigeria, Oman, Pakistan, Qatar, Romania, Serbia, Slovenia, Sri Lanka, Tunisia, Trinidad & Tobago, Ukraine, United Arab Emirates, and Vietnam. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor's shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund's expenses. The Fund's total gross annual operating expenses, including underlying funds, as stated in the Fund's June 27, 2011 Prospectus, are 9.85%, 14.72% and 7.07% for Class A, Class C and the Institutional Class, respectively. For performance information current to the most recent month-end, please call 1-877-68-AFRICA (1-877-682-3742).

Nile Pan Africa Fund
PORTFOLIO OF INVESTMENTS
March 31, 2012
Shares			Value
	COMMON STOCK - 98.82%
	AUTO PARTS & EQUIPMENT - 3.88%
63,638	Invicta Holdings Ltd.		$ 540,263	3.878%

	BANKS - 17.24%
8,500,000	First Bank of Nigeria PLC		540,615
134,598	Ghana Commercial Bank Ltd.		140,088
6,150,000	Guaranty Trust Bank PLC		526,084
30,040,574	United Bank for Africa PLC		497,184
8,870,000	Zenith Bank PLC		697,451
			2,401,422	17.236%
	BEVERAGES - 3.01%
172,000	East African Breweries Ltd.		419,107	3.008%

	CHEMICALS - 3.61%
29,800	Alexandria Mineral Oils Co.		445,076
1,200	Sasol Ltd. - ADR		58,368
			503,444	3.614%
	COMPUTERS - 10.98%
131,461	EOH Holdings Ltd.		578,632
510,160	Pinnacle Technology Holdings Ltd.		951,503
			1,530,135	10.983%
	ENGINEERING & CONSTRUCTION - 2.52%
221,890	Consolidated Infrastructure Group Ltd. *		350,670	2.517%

	FOOD - 9.20%
1,337,214	Flour Mills of Nigeria PLC		491,810
30	Nestle Foods Nigeria PLC		79
31,300	Spar Group Ltd.		473,196
9,000	Tiger Brands Ltd.		316,418
			1,281,503	9.198%
	HEALTHCARE SERVICES - 3.63%
155,000	Life Healthcare Group Holdings		506,112	3.633%

	HOLDING COMPANIES-DIVERSIFIED - 3.45%
36,824	Barloworld Ltd.		480,861	3.451%

	INSURANCE - 3.36%
71,076	Discovery Holdings Ltd.		467,595	3.356%

	IRON & STEEL - 1.60%
380,000	Base Resources Ltd. *		222,579	1.598%

	MINING - 12.69%
105,300	African Minerals Ltd. *		932,504
2,900,000	Beacon Hill Resources PLC *		449,658
20,300	First Quantum Minerals Ltd.		386,454
			1,768,616	12.694%
	OIL & GAS - 11.33%
440,500	Afren PLC *		939,322
100,000	African Oil Corp. *		420,378
69,000	Chariot Oil & Gas Ltd. *		218,387
			1,578,087	11.327%
Nile Pan Africa Fund
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2012
Shares			Value
	PACKAGING & CONTAINERS - 1.65%
76,000	Nampak Ltd.		$ 230,291	1.653%

	PHARMACEUTICALS - 2.06%
50,400	Egyptian International Pharmaceutical Industrial Co.		287,714	2.065%

	RETAIL - 8.61%
29,534	Cashbuild Ltd.		486,036
2,083,733	UAC of Nigeria PLC		383,185
52,500	Woolworths Holdings Ltd.		330,165
			1,199,386	8.609%

	TOTAL COMMON STOCK		13,767,785	98.819%
	(Cost - $12,838,743)

	SHORT-TERM INVESTMENT - 0.14%
19,247	AIM Short-Term Investments Trust Liquid Assets Portfolio, 0.02% +		19,247	0.138%
	TOTAL SHORT-TERM INVESTMENT
	(Cost - $19,247)

	TOTAL INVESTMENTS - 98.96%
	(Cost - $12,857,990) (a)		$ 13,787,032	98.958%
	OTHER ASSETS & LIABILITIES - 1.04%		145,242	1.042%
	NET ASSETS - 100.00%		$ 13,932,274	100.000%

* Non-income producing security.
+ Money market fund; interest rate reflects the seven-day effective yield on March 31, 2012.

(a) Represents cost for financial reporting purposes.  Aggregate cost for financial reporting purposes is $12,863,648 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation			$ 1,620,690
Unrealized depreciation			(697,306)
Net Unrealized appreciation			$ 923,384

Portfolio Analysis
As of March 31, 2012

	Sector	% of Net Assets
	Financial	20.59%
	Basic Materials	17.91%
	Consumer, Non-cyclical	17.90%
	Consumer, Cyclical	12.49%
	Energy	11.33%
	Technology	10.98%
	Industrial	4.17%
	Diversified	3.45%
	Short-Term Investments	0.14%
	Other Assets in Excess of Liabilities	1.04%
	Total	100.00%

Nile Pan Africa Fund
STATEMENT OF ASSETS AND LIABILITIES
March 31, 2012

Assets:
Investments in Securities at Market Value (identified cost $ 12,857,990)	$ 13,787,032
Foreign Currency (identified cost $38,049)	38,298
Dividends and Interest Receivable	83,117
Prepaid Expenses and Other Assets	70,353
Total Assets	13,978,800

Liabilities:
Accrued Advisory Fees	7,169
Accrued Distribution Fees	5,394
Other Accrued Liabilities	33,963
Total Liabilities	46,526

Net Assets (Unlimited shares of no par value interest authorized)	$ 13,932,274

Net Asset Value, Offering and Redemption Price Per Share
Class A Shares:
Net Assets (Unlimited shares of no par beneficial interest
authorized; 720,800 shares outstanding)	$ 8,338,487
Net Asset Value ($8,338,487/720,800 shares outstanding)	$ 11.57
Maximum Offering Price ($11.57/.9425)	$ 12.28

Class C Shares:
Net Assets (Unlimited shares of no par beneficial interest
authorized; 379,260 shares outstanding)	$ 4,319,974
Net Asset Value ($4,319,974/379,260 shares outstanding)	$ 11.39

Institutional Class Shares:
Net Assets (Unlimited shares of no par beneficial interest
authorized; 109,933 shares outstanding)	$ 1,273,813
Net Asset Value ($1,273,813/109,933 shares outstanding)	$ 11.59

Composition of Net Assets:
At March 31, 2012, Net Assets consisted of:
Paid-in-Interest	$ 13,729,590
Accumulated Net Investment Income	42,367
Accumulated Net Realized Loss From Investments
and Foreign Currency Transactions	(768,934)
Net Unrealized Appreciation on
Investments and Foreign Currency Translations	929,251
Net Assets	$ 13,932,274

Nile Pan Africa Fund
STATEMENT OF OPERATIONS
For the Year Ended March 31, 2012

Investment Income:
Dividend Income (net of $15,141 foreign taxes)	$ 273,908
Interest Income	338
Total Investment Income	274,246

Expenses:
Investment Advisory Fees	148,572
Distribution Fees
Class A	14,207
Class C	33,384
Administration Fees	31,167
Transfer Agent Fees	29,561
Custody Fees	25,641
Registration & Filing Fees	24,000
Fund Accounting Fees	18,540
Audit Fee	17,533
Insurance Expense	15,625
Legal Fees	12,107
Printing Expense	7,925
Trustees Fees	4,592
Miscellaneous Expenses	2,552
Non 12B-1 Shareholder Service	167
Total Expenses	385,573
Less: Expenses Waived and Reimbursed by Advisor	(114,383)
Net Expenses	271,190
Net Investment Income	3,056

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net Realized Loss on:
Investments	(582,028)
Foreign Currency Transactions	(95,625)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	747,698
Foreign Currency Translations	246
Net Realized and Unrealized Gain on Investments and Foreign Currency	70,291

Net Increase in Net Assets Resulting From Operations	$ 73,347

Nile Pan Africa Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year	For the Period
	Ended	Ended
	March 31, 2012	March 31, 2011*

Operations:
Net Investment Income (Loss)	$ 3,056	$ (29,916)
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(677,653)	39,657
Net Change in Unrealized Appreciation on Investments and Foreign
Currency Translations	747,944	181,307
Net Increase in Net Assets Resulting From Operations	73,347	191,048

Distributions to Shareholders From:
Net investment income
Class A ($0.06 and $0.00 per share, respectively)	(34,297)	-
Class C ($0.05 and $0.00 per share, respectively)	(21,238)	-
Institutional Class ($0.06 and $0.00 per share, respectively)	(6,176)	-
Total Distributions to Shareholders	(61,711)	-

Beneficial Interest Transactions:
Class A:
Proceeds from Shares Issued (502,206 and 320,458 shares, respectively)	5,454,276	3,562,554
Distributions Reinvested (3,489 and 0 shares, respectively)	31,470	-
Cost of Shares Redeemed (90,693 and 14,660 shares, respectively)	(932,883)	(175,822)
Total Class A Transactions	4,552,863	3,386,732

Class C:
Proceeds from Shares Issued (467,708 and 63,437 shares, respectively)	5,297,317	699,570
Distributions Reinvested (2,143 and 0 shares, respectively)	19,071	-
Cost of Shares Redeemed (153,718 and 310 shares, respectively)	(1,568,035)	(3,641)
Total Class C Transactions	3,748,353	695,929

Institutional Class:
Proceeds from Shares Issued (53,624 and 55,970 shares, respectively)	554,889	650,000
Distributions Reinvested (339 and 0 shares, respectively)	3,063	-
Total Institutional Class Transactions	557,952	650,000

Redemption Fees	35,172	2,589

Net Increase in Net Assets Resulting From Benefical Interest Transactions	8,894,340	4,735,250

Net Increase in Net Assets	8,905,976	4,926,298

Net Assets:
Beginning of Period	5,026,298	100,000
End of Period	$ 13,932,274	$ 5,026,298

Accumulated Net Investment Income (Loss) at End of Period	$ 42,367	$ (13,652)

*Since April 28, 2010 (Commencement of Operations)

Nile Pan Africa Fund
FINANCIAL HIGHLIGHTS CLASS A
The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the Year		For the Period
	Ended		Ended
	March 31, 2012		March 31, 2011*

Net Asset Value, Beginning of Period	$ 11.84		$ 10.00
From Operations:
Net investment income (loss) (a)	0.04		(0.14)
Net gain (loss) from securities
(both realized and unrealized)	(0.29)	(f)	1.98
Total from operations	(0.25)		1.84
From redemption fees	0.04		0.00	(d)
Distributions to shareholders from
net investment income	(0.06)		-
Net Asset Value, End of Period	$ 11.57		$ 11.84

Total Return (b)	(1.68)%		18.40%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 8,338		$ 3,622
Ratio to average net assets:
Expenses, Gross	3.73%		9.84%	(c)
Expenses, Net of Reimbursement	2.50%		2.50%	(c)
Net investment loss, Gross	(0.88)%		(8.61)%	(c)
Net investment income (loss), Net of Reimbursement	0.35%		(1.26)%	(c)
Portfolio turnover rate	174%		102%	(e)

*Commencement of Operations was April 28, 2010.
(a) Per share amounts are calculated using the average shares method, which appropriately presents the per share data for each period.

(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.  Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower.  Total returns for periods of less than one year are not annualized.

(c) Annualized.
(d) Amount less than $0.01.
(e) Not Annualized.

(f) The amount of net gain (loss) from securities (both realized and unrealized) per share does not accord with the amounts reported in the Statement of Operations due to the timing of purchases and redemptions of Fund shares during the period.

Nile Pan Africa Fund
FINANCIAL HIGHLIGHTS CLASS C
The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the Year		For the Period
	Ended		Ended
	March 31, 2012		March 31, 2011*

Net Asset Value, Beginning of Period	$ 11.75		$ 10.00
From Operations:
Net investment loss (a)	(0.07)		(0.22)
Net gain (loss) from securities
(both realized and unrealized)	(0.28)	(f)	1.97
Total from operations	(0.35)		1.75
From redemption fees	0.04		0.00	(d)
Distributions to shareholders from
net investment income	(0.05)		-
Net Asset Value, End of Period	$ 11.39		$ 11.75

Total Return (b)	(2.49)%		17.50%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 4,320		$ 742
Ratio to average net assets:
Expenses, Gross	4.26%		14.71%	(c)
Expenses, Net of Reimbursement	3.25%		3.25%	(c)
Net investment loss, Gross	(1.68)%		(13.58)%	(c)
Net investment loss, Net of Reimbursement	(0.67)%		(2.11)%	(c)
Portfolio turnover rate	174%		102%	(e)

*Commencement of Operations was April 28, 2010.
(a) Per share amounts are calculated using the average shares method, which appropriately presents the per share data for each period.

(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.  Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower.  Total returns for periods of less than one year are not annualized.

(c) Annualized.
(d) Amount less than $0.01.
(e) Not Annualized.

(f) The amount of net gain (loss) from securities (both realized and unrealized) per share does not accord with the amounts reported in the Statement of Operations due to the timing of purchases and redemptions of Fund shares during the period.

Nile Pan Africa Fund
FINANCIAL HIGHLIGHTS INSTITUTIONAL CLASS
The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the Year		For the Period
	Ended		Ended
	March 31, 2012		March 31, 2011*

Net Asset Value, Beginning of Period	$ 11.85		$ 11.76
From Operations:
Net investment income (loss) (a)	0.07		(0.05)
Net gain (loss) from securities
(both realized and unrealized)	(0.31)	(f)	0.14
Total from operations	(0.24)		0.09
From redemption fees	0.04		-
Distributions to shareholders from
net investment income	(0.06)		-
Net Asset Value, End of Period	$ 11.59		$ 11.85

Total Return (b)	(1.52)%		0.77%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 1,274		$ 663
Ratio to average net assets:
Expenses, Gross	3.49%		7.06%	(c)
Expenses, Net of Reimbursement	2.25%		2.25%	(c)
Net investment loss, Gross	(0.57)%		(5.74)%	(c)
Net investment income (loss), Net of Reimbursement	0.67%		(0.92)%	(c)
Portfolio turnover rate	174%		102%	(e)

*Commencement of Operations was November 3, 2010.
(a) Per share amounts are calculated using the average shares method, which appropriately presents the per share data for each period.

(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.  Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower.  Total returns for periods of less than one year are not annualized.

(c) Annualized.
(d) Amount less than $0.01.
(e) Not Annualized.

(f) The amount of net gain (loss) from securities (both realized and unrealized) per share does not accord with the amounts reported in the Statement of Operations due to the timing of purchases and redemptions of Fund shares during the period.

Nile Pan Africa Fund

NOTES TO FINANCIAL STATEMENTS

 March 31, 2012

1.

ORGANIZATION

Nile Pan Africa Fund (the “Fund”) is a series of shares of beneficial interest of the Nile Capital Investment Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2010.  The Fund is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non-diversified, open-end management investment company.  The investment objective of the Fund is to seek capital appreciation.

The Fund currently offers Class A, Class C and Institutional Class shares.  Class C and Institutional Class shares are offered at net asset value.  Class A shares are offered at net asset value plus a maximum sales charge of 5.75%.  Each class is subject to a 2.00% fee on shares redeemed within 90 days.  Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges.   All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.  Class A and Class C shares commenced operations on April 28, 2010.  Institutional Class shares commenced operations on November 3, 2010.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation.  Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange.  Short-term investments that mature in 60 days or less are valued at amortized cost, provided such valuations represent fair value.

Securities for which current market quotations are not readily available or for which quotations are not deemed to be representative of market values are valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees (the “Board”) in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of March 31, 2012 for the Fund’s assets measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$ 13,767,785	$ -	$ -	$ 13,767,785
Short-Term Investments	19,247	-	-	19,247
Total	$ 13,787,032	$ -	$ -	$ 13,787,032

*Please refer to the Portfolio of Investments for industry classifications.

There were no significant transfers between Level 1 and Level 2 during the current period presented.

The Fund did not hold any Level 3 securities during the period.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Foreign Currency Translations – The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Forward Currency Contracts – As foreign securities are purchased, a Fund generally enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks.  A Fund may also enter into forward currency contracts as an investment strategy consistent with that Fund’s investment objective.  The market value of the contract fluctuates with changes in currency exchange rates.  The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss.  As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from investments and foreign currency in the Statement of Operations.  For the year ended March 31, 2012, the Fund had $111,551 of net realized losses on forward currency contracts.  At March 31, 2012, the Fund had no open forward currency contracts.

Concentration of Risk - Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States.  These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.  These conditions could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders.  The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains.  Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax year 2011 or expected for 2012.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.

Distributions to Shareholders – Distributions from investment income, if any, are declared and paid at least annually and are recorded on the ex-dividend date.  Distributions from net realized capital gains, if any, are declared and paid annually and are recorded on the ex-dividend date.  The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.

ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), investment advisory services are provided to the Fund by Nile Capital Management, LLC (the “Adviser”).  Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 1.50% of the average daily net assets of the Fund.  For the year ended March 31, 2012, the Adviser earned advisory fees of $148,572.

The Adviser has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses (exclusive of any front-end loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation) at least until July 31, 2012, so that the total annual operating expenses of the Fund do not exceed 2.50% for Class A shares, 3.25% for Class C shares and 2.25% for Institutional Class shares average daily net assets.  Waivers and expense payments may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the expense limitation, within three years of when the amounts were waived or reimbursed.  During the year ended March 31, 2012, the Adviser waived/reimbursed expenses of $114,383. As of March 31, 2012, the total amount of expense reimbursement subject to recapture was $283,823, of which $169,440 will expire on March 31, 2014 and $114,383 will expire on March 31, 2015.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”).  The Board of Trustees of the Nile Capital Investment Trust has adopted, on behalf of the Fund, a Distribution Plan and Agreement pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”), as amended, to pay for certain distribution activities and shareholder services.  Under the Plan, the Fund may pay 0.25% and 1.00% per year of its average daily net assets for Class A shares and Class C shares, respectively, for such distribution and shareholder service activities.  For the year ended March 31, 2012, the Fund incurred distribution fees of $14,207 and $33,384 for Class A shares and Class C shares, respectively.

Trustees – Each Trustee who is not affiliated with the Trust or Adviser will receive a quarterly fee of $250, as well as reimbursement for any reasonable expenses incurred attending the meetings.  The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

4.

INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended March 31, 2012 amounted to $25,191,885 and $16,569,511, respectively.

5.

DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following periods was as follows:

As of March 31, 2012, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

The difference between book basis and tax basis unrealized appreciation and accumulated net realized loss from security transactions are primarily attributable to the tax deferral of losses on wash sales.

Foreign currency and capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer $61,302 and $170,567 of foreign currency and capital losses, respectively.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010.  The Act makes changes to several tax rules impacting the Fund.  Although the Act provides several benefits, including unlimited carryover on future capital losses, there may be greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.  At March 31, 2012, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Permanent book and tax differences, primarily attributable to passive foreign investment company adjustments, realized foreign currency losses and ordinary income distribution reclasses, resulted in reclassifications for the year ended March 31, 2012 as follows: a decrease in accumulated net investment loss of $114,674 and an increase in accumulated net realized loss from security transactions and foreign currency transactions of $114,674.

6.

REDEMPTION FEES

The Fund may assess a redemption fee of 2.00% of the total redemption amount if shareholders sell their shares after holding them for less than 90 days.  For the year ended March 31, 2012, the Fund assessed $35,172 in redemption fees.

7.

NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.” ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards (“IFRS”). ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.

Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

8.

CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under section 2(a)(9) of the Act. As of March 31, 2012 Charles Schwab & Co. held approximately 32% of the voting securities of Fund shares for the benefit of others.

9.

SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Nile Pan Africa Fund and

The Board of Trustees of Nile Capital Investment Trust

We have audited the accompanying statement of assets and liabilities of Nile Pan Africa Fund (the "Fund"), a series of shares of beneficial interest of the Nile Capital Investment Trust, including the portfolio of investments, as of March 31, 2012, the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended and for the period April 28, 2010 (commencement of operations) through March 31, 2011, and the financial highlights for the year then ended and for each of the periods in the period April 28, 2010 through March 31, 2011.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2012 by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nile Pan Africa Fund as of March 31, 2012, the results of its operations for the year then ended, the changes in its net assets for the year then ended and for the period April 28, 2010 through March 31, 2011, and its financial highlights for the year then ended and for each of the periods in the period April 28, 2010 through March 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

May 30, 2012

Approval of the Investment Advisory Agreement ‐ Nile Pan Africa Fund

In connection with the meeting of the Board of Trustees (the “Board”) of Nile Capital Investment Trust (the “Trust”), held on March 5, 2012 (the “Meeting”), the Board, including the Independent Trustees, discussed the approval of a Management Agreement (the “Agreement”) between the Trust and Nile Capital Management, LLC (the “Adviser”), on behalf of the Nile Pan Africa Fund (the “Fund”).  The Board was advised by counsel of their duties and obligations under the federal securities laws with respect to approval of investment advisory contracts and the fact that in fulfilling their responsibilities to a fund and its shareholders, trustees must apply their business judgment to the question of whether the overall arrangements provided under the terms of the investment advisory contract are reasonable business arrangements for the fund.  The Board was also advised by counsel that they must make a reasonable and good faith attempt to ascertain all facts relevant to their deliberations.  They also discussed the specific factors trustees should consider in evaluating an investment advisory contract which include, but are not limited to, the following: the investment performance of the fund and the investment adviser; the nature, extent and quality of the services provided by the investment adviser to the fund; the costs of the services to be provided and the profits to be realized by the adviser and its affiliates from the relationship with the fund; the extent to which economies of scale will be realized as the fund grows; and whether the fee levels reflect these economies of scale to the benefit of shareholders. In considering the Agreement, the Board interviewed the Adviser and received materials specifically relating to the Agreement. These materials included information on the investment performance of the Adviser with respect to its separately managed hedge fund; plans for monitoring compliance with the Fund’s investment limitations; the organization, history and financial condition of the Adviser and the experience of the Adviser’s personnel.

In its consideration of the Agreement, the Board, including the Independent Trustees, did not identify any single factor as all‐important or controlling, and the following summary does not detail all the matters considered.  Matters considered by the Board, including the Independent Trustees, in connection with its approval of the Agreement include the following:

Nature, Extent and Quality of Services. The Trustees discussed the extent of the Adviser’s research capabilities, the quality of the firm’s compliance infrastructure and the experience of its fund management personnel.  The Board then reviewed the Adviser’s financial statements and concluded that the Adviser is sufficiently well capitalized to meet its obligations to the Trust.  Mr. Seruma then reiterated what was previously discussed in the Investment Adviser portion of the Meeting.  He reviewed the Pan Africa Fund’s performance for the period April 28, 2010 (inception) through December 30, 2011, stating the Pan Africa Fund’s performance was -2.05% compared to -3.03% by the MSCI Emerging Markets Index and -6.86% by the Dow Jones Africa Titans 50 Index over the same period.  Mr. Seruma noted that 2011 has been a challenging year for investors in emerging and frontier markets.  He explained that the performance of Africa’s equities has been influenced by global capital flows and overall investor sentiment; however, the long-term case for Africa’s economic growth remains intact.  He stated that 2012 has started off on a good note with oil and gas and banking and consumer goods both doing well.   The Trustees concluded that the Adviser has provided a level of service consistent with the Board's expectations.

Performance of the Adviser.  The Board, including the Independent Trustees, considered the nature and extent of the Adviser’s past performance, as well as other factors relating to its track record.  The Board concluded that the Adviser’s past performance was acceptable.

Fees and Expenses. The Board noted the Pan Africa Fund is currently paying the Adviser a management fee of 1.50% based on the average net assets of the Pan Africa Fund.  The Board then discussed the comparison of management fees and total operating expense data and reviewed the Fund’s advisory fees and overall expenses compared to a peer group of similarly managed funds.  The Trustees then discussed the management strategy of the Pan Africa Fund and the overall duties of the adviser.  The Board, including the Independent Trustees, next considered the expense ratio for the Pan Africa Fund, and expense ratios of a peer group of funds.   The Trustees concluded that the Fund’s advisory fees were acceptable in light of the quality of the services the Fund currently receives from its adviser, and the level of fees paid by a peer group of other similarly managed mutual funds of comparable size.

Profitability. The Board, including the Independent Trustees, considered the profits realized by the Adviser in connection with the operation of the Pan Africa Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Pan Africa Fund.  It also considered the profits realized by the Adviser from other activities related to the Pan Africa Fund.  The Trustees concluded the Adviser’s level of profitability from its relationship with the Fund is not excessive.

Economies of Scale. The Board, including the Independent Trustees, considered whether there are economies of scale in respect of the management of the Pan Africa Fund and whether there is potential for realization of any further economies of scale.  After discussion, it was the consensus of the Board that based on the current size of the Pan Africa Fund, economies of scale was not a relevant consideration at this time.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the proposed Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees concluded that the advisory fee structure is fair and reasonable and that approval of the Advisory Agreement is in the best interests of the Trust and Fund shareholders.

Nile Pan Africa Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

                    March 31, 2012                      _______

As a shareholder of the Nile Pan Africa Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, and contingent deferred sales charges (CDSCs); (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Nile Pan Africa Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2011 through March 31, 2012.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Power Income Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

			Actual		Hypothetical (5% return before expenses)
	Fund’s Annualized Expense Ratio	Beginning Account Value 10/1/11	Ending Account Value 3/31/12	Expenses Paid During Period*	Ending Account Value 3/31/12	Expenses Paid During Period*

Class A	2.50%	$1,000.00	$1,250.40	$14.07	$1,012.50	$12.58
Class C	3.25%	$1,000.00	$1,245.40	$18.24	$1,008.75	$16.32
Institutional Class	2.25%	$1,000.00	$1,252.10	$12.67	$1,013.75	$11.33

*Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (366).

Nile Pan Africa Fund

SUPPLEMENTAL INFORMATION (Unaudited)

March 31, 2012

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.  The term of office of each Trustee listed below will continue indefinitely. Unless otherwise noted, the address of each Trustee and Officer is c/o Nile Capital Management, LLC, 116 Village Blvd., Suite 200, Princeton, NJ 08540.

Independent Trustees

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
David Friedensohn Age: 50	Independent Trustee, 2010 to present	CEO, The Wall Street Transcript, an internet company, February 2009 to present; Adjunct Professor, University of Maryland, Baltimore County, December 2008 to present; CEO, Upoc Networks, a mobile social network software company, June 2004 until December 2006.	3	None
Karl E. White Age: 47	Independent Trustee, 2010 to present

Managing Principal of Gracian & Co., LLC, a consulting firm, from November 2008 to present; Chief Investment Officer, Fletcher Asset Management from July 2006 to November 2008; Executive Director of MBTA Retirement Fund, a pension fund, from March 2002 to June 2006; Chairman of Ancora Pharmaceuticals, a pharmaceutical company, from October 2002 to present; Trustee for Florida A&M University from 2007 to present; Vice Chairman for the University of Massachusetts from 1999 to 2007; Director for the UMass Foundation, a university foundation, from 1999 to present; member of the Board of Governors for Tufts Medical Center, a hospital, from 2005 to present, Chairman of Roxbury Youthworks, an at-risk youth services center, from 2004 to 2007; Director for Progress Investments, an investment manager, from 2004 to 2007; member of the Advisory Board for Cresendo Ventures IV, a venture capital firm, from 2003 to present.

			3	None
Peter Feinstein Age: 61	Independent Trustee/ 2010 to present	Orthopedic Surgeon/ President Orthopedic Specialists of NEPA, 1995 to present	3	None

Interested Trustees and Officers

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Robert Roach Age: 49	Interested Trustee 2012 to present	Chief Compliance Officer, AmericaFirst Capital Management, LLC (2012 to present); Managing Director & Chief Compliance Officer, American Foundation Investment Company (2012 to present); COO, CFO & CCO, Nile Capital Management, LLC (2009 to 2012), Treasurer & Chief Compliance Officer, Nile Capital Investment Trust (2010 to 2012); CEO, CFO & CCO, Nile Capital, LLC (2003 to 2011).	3	None
Larry Seruma Age: 44	Interested Trustee / President, and Portfolio Manager 2010 to present	Portfolio Manager for Nile Capital Management, July 2009 to present; Portfolio Manager for Proxima Alfa Investments, March 2005 to June 2009.	3	None
Andy Chen Age: 35	Secretary and Treasurer 2012 to present	Principal, Research and Trading for Nile Capital Management, July 2009 to present; Quantitative Analyst for Proxima Alfa Investments, July 2005 to June 2009.	N/A	N/A
James P. Ash 450 Wireless Blvd. Hauppauge, NY 11788 Age: 35	Assistant Secretary 2010 to present	Director of Legal Administration for Gemini Fund Services, LLC (since 2005)	N/A	N/A

* The term of office for each Trustee and Officer listed above will continue indefinitely.

** The term “Fund Complex” refers to the Nile Capital Investment Trust.

The Fund’s Statement of Additional Information ("SAI") includes additional information about the Trustees and is available, without charge, upon request.  You may call toll-free 1-877-68-AFRICA (1-877-682-3742) to request a copy of the SAI or to make shareholder inquiries.

PRIVACY NOTICE
FACTS		WHAT DOES NILE CAPITAL INVESTMENT TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

  The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪ Social Security number

▪ Purchase History

▪ Assets

▪ Account Balances

▪ Retirement Assets

▪ Account Transactions

▪ Transaction History

▪ Wire Transfer Instructions

▪ Checking Account Information

  When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Nile Capital Investment Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Nile Capital Investment Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?		Call 1-877-682-3742

Who we are
Who is providing this notice?	Nile Capital Investment Trust
What we do
How does Nile Capital Investment Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Nile Capital Investment Trust collect my personal information?

We collect your personal information, for example, when you

▪ Open an account

▪ Provide account information

▪ Give us your contact information

▪ Make deposits or withdrawals from your account

▪ Make a wire transfer

▪ Tell us where to send the money

▪ Tells us who receives the money

▪ Show your government-issued ID

▪ Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

▪    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

▪    Affiliates from using your information to market to you

▪    Sharing for nonaffiliates to market to you

       State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Nile Capital Investment Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ Nile Capital Investment Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Nile Capital Investment Trust does not jointly market.

Investment Advisor

Nile Capital Management, LLC

116 Village Blvd., Suite 200

Princeton, NJ 08540

Distributor

Northern Lights Distributors, LLC

4020 South 147th Street

Omaha, NE 68137

Legal Counsel

Thompson Hine LLP

41 South High Street, 17th Floor

Columbus, OH 43215

Independent Registered Public Accounting Firm

BBD, LLP

1835 Market Street, 26th Floor

Philadelphia, PA 19103

Transfer Agent

Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, NE 68137

Administrator

Gemini Fund Services, LLC

450 Wireless Boulevard

Hauppauge, NY 11788

Custodian

Fifth Third Bank

38 Fountain Square Plaza

Cincinnati, Ohio 45263

__________________________________________________________________________________________________________

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-877-68-AFRICA (1-877-682-3742).or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-877-68-AFRICA (1-877-682-3742).

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that Peter A. Feinstein, David Friedenshohn and Karl E. White are considered audit committee financial experts (Financial Expert), as defined in Item 3 of Form N-CSR.  Each Financial Expert is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2012

$ 13,500

FY 2011

$ 13,500

FY 2010

N/A

(b)

Audit-Related Fees

FY 2012

$ 0

FY 2011

$ 0

FY 2010

N/A

Tax Fees

(c)

FY 2012

            $ 2,000

FY 2011

            $ 2,000

FY 2010

            N/A

(d)

All Other Fees

FY 2012

$ 0

FY 2011

$ 0

FY 2010

N/A

The above “Tax Fees” were billed for professional services rendered for tax compliance and tax return preparation.

(e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee is also required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant to the extent that the services are determined to have a direct impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the audit committee.

(2)

Percentages of 2012 Services Approved by the Audit Committee

Registrant

Adviser

Audit-Related Fees:

     0%

     0%

Tax Fees:

     0%

     0%

All Other Fees:

     0%

     0%

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

Adviser

FY 2012

$2,000

              $ None

FY 2011

$2,000

              $ None

FY 2010

N/A

 $ None

(h)

Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Sarbanes Oxley Code of Ethics filed herewith..

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith..

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nile Capital Investment Trust

By (Signature and Title)

/s/

       Larry Seruma, President

Date: 6/11/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/

        Larry Seruma, President

Date: 6/11/12

By (Signature and Title)

/s/

       Andy Chen, Secretary and Treasurer

Date: 6/11/12